SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                           NATURAL HEALTH TRENDS CORP.
                (Name of Registrant As Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.


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                  N/A
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2)       Aggregate number of securities to which transaction applies:

                  N/A
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3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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4)       Proposed maximum aggregate value of transaction:

                  N/A
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(1)      Set forth the amount on which the filing fee is calculated and state how it was determined.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1)  Amount Previously Paid:
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                  ---------------------------------------------------

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

                           NATURAL HEALTH TRENDS CORP.
                     5605 N. MacArthur Boulevard, 11th Floor
                               Irving, Texas 75038



                                           April 25, 2003


Dear Shareholders:

I am pleased to send to you our 2002 Annual Report and invite you to attend the Annual Meeting of Shareholders of Natural Health Trends Corp. The meeting will be held on May 22, 2003 at 12901 Hutton Drive, Dallas, Texas 75234 at 8 a.m., central standard time. In the following pages, you will find the formal notice of our annual meeting and our proxy statement. After reading the proxy statement, please mark, sign and promptly return the enclosed proxy card to ensure that your shares are represented at the meeting.

We hope that many of you will be able to attend our annual meeting in person. It is important that your shares be represented and voted at the annual meeting regardless of the size of your holdings. If your shares are registered in your name and you plan to attend the annual meeting, please mark the appropriate box on the enclosed proxy card and you will be registered for the meeting. We urge you to attend the meeting but if you cannot, you may instead vote by proxy.

We appreciate the continuing interest of our shareholders in our business, and we look forward to seeing you at the meeting.

                                           Sincerely,


                                           /s/ MARK D. WOODBURN
                                           -------------------------------------
                                           Mark D. Woodburn
                                           President and Chief Financial Officer

                           NATURAL HEALTH TRENDS CORP.
                     5605 N. MacArthur Boulevard, 11th Floor
                               Irving, Texas 75038

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 2003
                    ----------------------------------------

               To the Shareholders of Natural Health Trends Corp.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Natural Health Trends Corp. (the "Company") will be held on May 22, 2003 at 12901 Hutton Drive, Dallas, Texas 75234 at 8 a.m., central time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

                  1. To elect four (4) directors to the Board of Directors of the Company for a one (1) year term and until the next annual meeting of the Company's shareholders;

                  2. To approve an amendment to the Company's 2002 Stock Option Plan increasing the maximum number of the Company's shares of common stock subject to the plan from 1,000,000 shares to 1,225,000 shares;

                  3. To ratify the appointment of Sherb & Co., LLP as independent public accountants for the Company for fiscal year ending December 31, 2003; and

                  4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         All shareholders are cordially invited to attend the Annual Meeting. Only those shareholders of record at the close of business on April 15, 2003 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/ MARK D. WOODBURN
                                           -------------------------------------
April 25, 2003                             Mark D. Woodburn
                                           President and Chief Financial Officer


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO OUR TRANSFER AGENT.

                           NATURAL HEALTH TRENDS CORP.
                     5605 N. MacArthur Boulevard, 11th Floor
                               Irving, Texas 75038

                                 PROXY STATEMENT


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Natural Health Trends Corp., a Florida corporation (the "Company"), for use at an Annual Meeting of the Company's shareholders to be held at 12901 Hutton Drive, Dallas, Texas 75234 on May 22, 2003 at 8 a.m., central time, and at any adjournments thereof (the "Annual Meeting").

         The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect four (4) directors to the Board of Directors of the Company for a one (1) year term and until the next annual meeting of the Company's shareholders; (ii) to approve an amendment the Company's 2002 Stock Option Plan increasing the maximum number of the Company's shares of common stock subject to the plan from 1,000,000 shares to 1,225,000 shares; (iii) to ratify the appointment of Sherb & Co., LLP as independent public accountants for the Company for fiscal year ending December 31, 2003; and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the person named in the proxy will vote on such other matters and/or for other nominees in accordance with his best judgment. The Company's Board of Directors recommends that the shareholders vote in favor of each of the proposals. Only holders of record of common stock, $.001 par value (the "Common Stock"), of the Company at the close of business on April 15, 2003 (the "Record Date") will be entitled to vote at the Annual Meeting.

         The principal executive offices of the Company are located at 5605 N. MacArthur Boulevard, 11th Floor, Irving, Texas 75038 and its telephone number is
(972) 819-2035. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to shareholders is April 25, 2003. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission on March 31, 2003 is being sent to shareholders together with this Proxy Statement and is incorporated herein by reference.


                 INFORMATION CONCERNING SOLICITATION AND VOTING


         As of the Record Date, there were 4,628,731 shares of Common Stock outstanding held by approximately 402 holders of record and 4,178 beneficial owners. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

         Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for the approval of the amendment to the Company's 2002 Stock Plan described in Proposal 2 and the ratification of the appointment of Sherb & Co., LLP as independent public accountants of the Company for fiscal year ending December 31, 2002 described in Proposal 3. For purposes of the vote on the approval of the adoption to the Company's 2002 Stock Plan described in Proposal 2 and the ratification of the appointment of Sherb & Co., LLP as independent public accountants of the Company for fiscal year ending December 31, 2003 described in Proposal 3, abstentions will not be counted as votes entitled to be cast on these matters and will have no affect on the result of the vote. "Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no affect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1, 2 and 3. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

         The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. In addition, the Company may elect to engage a proxy solicitation firm to solicit shareholders to vote or grant a proxy with respect to the proposals contained in this Proxy Statement. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

         Proxies given by shareholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, shareholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS
                              ---------------------

         Under the By-Laws of the Company (the "By-Laws"), the Board of Directors of the Company is authorized to be not less than one or greater than ten directors, subject to which limitation the number of directors may be fixed from time to time by action of the shareholders or of the directors, with all directors elected by the shareholders each year at the annual shareholder's meeting. The Company's board presently consists of two (2) directors whose term expires at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

         The Board has nominated four (4) candidates to serve as directors. The names and biographical summaries of the four (4) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of shareholders. The proxies will be voted for the election of the four
(4) nominees listed below as directors of the Company unless otherwise specified on the form provided. A plurality of the votes of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be necessary to elect the directors listed below. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Shareholders may abstain from voting by marking the appropriate boxes on the enclosed proxy card. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

Biographical Summaries of Nominees for the Board of Directors

Mark D. Woodburn. Mr. Woodburn has been a director of the Company since August 2000 and has been the Chief Financial Officer and Secretary of the Company since April 1999. From October 1992 until February 1999, Mr. Woodburn served as a director and the Secretary of Kaire International, Inc. Mr. Woodburn has also served as the Chief Financial Officer of Lexxus International, Inc., a majority owned subsidiary of the Company, since March 2001. Since September 2000, Mr. Woodburn has also served at the Company's President.

Terry LaCore. Mr. LaCore has been the Chief Executive Officer of Lexxus International, Inc. since March 2001 and a director of the Company since March 2003. From March 1999 until February 2001, Mr. LaCore was President of Kaire Neutraceuticals, Inc. From September 1997 until March 1999, Mr. LaCore was President of Visionquest International Inc., a network marketing company which subsequently changed its name to Netvision International, Inc. From March 1997 until September 1997, Mr. LaCore was an independent distributor with Visionquest International, Inc.

Sir Brian Wolfson. Mr. Wolfson has been the past Chairman of the Board of Natural Health Trends Corp. from 1998 to 2000. Mr. Wolfson served as Chairman of the Board of Wembley PLC from 1986 to 1995. He was a Director of Fruit of the Loom, Inc. from 1992 until 2002, while serving as the Chairman of the Board from 2000 until 2002. Currently, Mr. Wolfson is a Director of Kepner-Tregoe, Inc., Playboy Enterprises, Inc. and Scientific Games Corporation.

Randall A. Mason. Mr. Mason has been Chief Executive Officer of Marden Rehabilitation Associates, Inc. since 1989. Marden Rehabilitation Associates, Inc. is a private, closely held regional ancillary healthcare services provider in the states of Ohio, W. Virginia, and Pennsylvania.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends a vote FOR the election of Messrs. Woodburn, LaCore, Wolfson and Mason. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

Directors and Executive Officers

         Certain information concerning the directors and executive officers of the Company is set forth below:

Name                  Age     Position(s) with the Company
----                  ---     ----------------------------

Mark D. Woodburn      32      President, Chief Financial Officer, Secretary
                                and Director
Terry LaCore          30      Chief Executive Officer of Lexxus International,
                                Inc. and Director

         See "Biographical Summaries of Nominees for the Board of Directors" above for biographical summaries of Messrs. Woodburn and LaCore.

Meetings and Committees of the Board of Directors

         The Board of Directors met (or executed written consents in lieu of meeting) two times during the fiscal year ended December 31, 2002. The Board has two standing committees: the Compensation Committee and the Audit Committee. The Board currently has no Nominating Committee or committee performing a similar function.

         Compensation Committee. Following the Annual Meeting, the Compensation Committee of the Board of Directors will consist of two non-employee directors:
Messrs. Wolfson and Mason. The Compensation Committee will make recommendations regarding salaries, bonuses and other incentive compensation for our executive officers as well as issue a report regarding our executive compensation.

         Audit Committee. The Audit Committee of the Board of Directors currently consists of Messrs. Woodburn and LaCore, each of whom is not independent under the rules of the National Association of Securities Dealers, Inc. It is anticipated that Messrs. Wolfson and Mason will join the Audit Committee following their election at the Annual Meeting and that Messrs. Woodburn and LaCore will resign from the Audit Committee. The Audit Committee engages our independent public accountants, reviews our financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and our independent public accountants prior to the filing of financial statements with the SEC and, as appropriate, initiates inquiries into aspects of our internal accounting controls and financial affairs. The Audit Committee held one meeting in 2003. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

Director Compensation

         Our directors do not receive cash for services they provide as directors or members of Board committees, but may be reimbursed for their reasonable expenses for attending Board and Board committee meetings.

The Audit Committee

         It is expected that the Audit Committee of the Board of Directors will be reconstituted in 2003 and that it will consist solely of newly appointed independent directors. The Audit Committee will meet not less than four (4) times during the fiscal year ending December 31, 2003. The Audit Committee will be primarily responsible for reviewing the services performed by the Company's independent public accountants, evaluating the Company's accounting policies and its system of internal controls, and reviewing significant finance transactions.

         The audit functions of the Audit Committee will be focused on three areas:

         - the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

         - the hiring, replacing, judging the independence and the performance of the Company's independent public accountants.

         - the evaluation of the quality of the Company's accounting principals and financial reporting as well as the Company's compliance with legal and regulatory requirements.

         The Audit Committee will meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee will discuss these matters with the Company's independent public accountants and with appropriate Company financial personnel. Meetings will be held with the independent public accountants who will have unrestricted access to the Audit Committee. The Audit Committee will appoint the independent public accountants and will review periodically their performance and independence from management. In addition, the Audit Committee will review the Company's financing plans and report recommendations to the full Board of Directors to approve and to authorize action. The directors who will serve on the Audit Committee will be "Independent" for purposes of stock exchange listing standards. That is, no member of the Audit Committee will have had a relationship to the Company that may interfere with its independence from the Company and its management.

         Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and will discuss with the Audit Committee any issues they believe should be raised with management.

         The Audit Committee will review the Company's audited financial statements and meet with both management and the Company's independent public accountants, to discuss such audited financial statements. Management will represent to the Audit Committee that the financial statements are prepared in accordance with generally accepted accounting principles. The Audit Committee will receive from and discuss with the Company's independent accountants the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee will also discuss with the Company's independent accountants any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Based on these reviews and discussions, the Audit Committee will make a recommendation to the Board regarding the Company's audited financial statements and whether they should be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending December 31, 2003.

Audit and Other Professional Fees

         During the fiscal year ended December 31, 2002, fees for services provided by Sherb & Co., LLP were as follows (rounded to the nearest $1,000):

Audit Fees

         The aggregate fees billed to the Company by Sherb & Co., LLP for the audit of our annual financial statements for the year ended December 31, 2002 and for the review of our quarterly reports on Form 10-QSB for the same year totaled $57,000.

Financial Information Systems Design and Implementation Fees

         The Company did not incur any professional fees by Sherb & Co., LLP to provide advice to us regarding financial information systems design and implementation during the year ended December 31, 2002.

All Other Fees

         The Company did not incur any professional fees from Sherb & Co., LLP related to other services during the fiscal year ended December 31, 2002.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

         The following table sets forth for each of the last three fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000 the remuneration paid by the Company to its Chief Executive Officer and all other executive officers that earned in excess of $100,000 in annual salary and bonus during such fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                                       LONG-TERM
                                              ANNUAL COMPENSATION                                COMPENSATION AWARDS
                                              --------------------                         -----------------------------
                                                                                           RESTRICTED     SECURITIES
                                                                       OTHER ANNUAL        STOCK          UNDERLYING
NAME AND PRINCIPAL POSITION        YEAR       SALARY($)   BONUS($)     COMPENSATION(1)     AWARD(S)($)    OPTION/SARs(#)
---------------------------        ----       ---------   --------     ---------------     -----------    --------------
Mark D. Woodburn                   2002       $ 18,000        --                 --             --             570,000
President & CFO (2)                2001       $ 17,000        --                 --             --              30,000(3)
                                   2000       $ 34,000        --                 --             --                  --

Terry LaCore                       2002       $150,000        --            $24,000             --           1,140,000
CEO of Lexxus International, Inc.  2001       $115,000        --                 --             --              60,000(4)
                                   2000       $100,000        --             16,016             --                  --

Robert L. Richards(5)              2002             --        --                 --             --                  --
Former President & CEO             2001             --        --                 --             --                  --
                                   2000       $ 68,692        --                 --             --                  --

---------------------------
         (1) Excludes perquisites and other personal benefits that in the aggregate do not exceed 10% of each of such individual's total annual salary and bonus.
         (2) Mr. Woodburn became the Company's President in September 2000 and the Company's Secretary in April 1999. Between April 1999 and September 2000, he served as the Company's Chief Financial Officer.
         (3) Includes options issued to Benchmark Consulting Group, an affiliate of Mr. Woodburn, exercisable for 30,000 shares of Common Stock. Such options were subsequently assigned to the LaCore and Woodburn Partnership in September 2002 with respect to which Mr. Woodburn is a general partner. See "Option Agreements" below.
         (4) Includes (i) options exercisable for 30,000 shares assigned by Benchmark Consulting Group to the LaCore and Woodburn Partnership with respect to which Mr. LaCore is a general partner and (ii) options granted to Mr. LaCore exercisable for 30,000 shares of Common Stock. See "Option Agreements" below.
         (5) Mr. Richards became the Company's President in September 1999 and resigned in August 2000.

         During the fiscal year ended December 31, 2002, neither the Company's Chief Executive Officer nor the other executive officers named in the above Summary Compensation Table exercised any options.

         The following table sets forth certain information with respect to options granted during the last fiscal year to the Company's executive officers named in the above Summary Compensation Table.

                      Option/SAR Grants In Last Fiscal Year


                                     Number of        Percent of Total
                                     Securities        Options/SARS
                                     Underlying         Granted to        Exercise or
                                    Options/SARS       Employees in       Base Price
           Name                      Granted (#)        Fiscal Year%        ($/Sh)      Expiration Date
           ----                     ------------       -------------      ----------    ---------------
           Mark Woodburn             570,000(1)              50%            $1.00         October 2012

           Terry LaCore             1,140,000(2)            100%            $1.00         October 2012

---------------------------

(1) Includes options issued to the LaCore and Woodburn Partnership with respect to which Mr. Woodburn is a general partner.

(2) Includes (i) options exercisable for 570,000 shares of Common Stock issued to the LaCore and Woodburn Partnership with respect to which Mr. LaCore is a general partner, and (ii) options granted to Mr. LaCore exercisable for 570,000 shares of Common Stock. See "Option Agreements" below.

Securities authorized for issuance under equity compensation plans.

The following table summarizes the Company's Equity Compensation Plans as of December 31, 2002:

                      Equity Compensation Plan Information


                                                                           (b)
                                                (a)                  Weighted-average                         (c)
                                       Number of securities to       exercise price of            Number of securities remaining
                                     be issued upon exercise of        outstanding            available for future issuance under
                                        outstanding options,         options, warrants        equity compensation plans (excluding
Plan category                           warrants and rights             and rights            securities reflected in column (a))
==================================  =============================  =====================     =======================================
Equity compensation plans or
arrangements approved by
security holders                               1,000,000(1)                  --                           1,000,000(1)

Equity compensation plans or
arrangements not approved by
security holders                               1,200,000(2)               $1.00                                  --

Total                                          2,200,000                     --                           1,000,000
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes 1,000,000 shares of our Common Stock reserved under our 2002 Stock Option Plan, as amended, for future issuance which has approved by our stockholders in March 2003 and none of which have been granted as of the Record Date.

(2) Includes (i) options exercisable for 570,000 shares of Common Stock issued to the LaCore and Woodburn Partnership, (ii) options exercisable for 570,000 shares of Common Stock issued to Mr. LaCore, (iii) options exercisable for 30,000 shares of Common Stock issued to Benchmark Consulting Group (which was subsequently assigned to the LaCore and Woodburn Partnership), and (iv) options exercisable for 30,000 shares of Common Stock issued to Mr. LaCore.

Consulting Agreement
--------------------

         In January 2001, the Company entered into a consulting contract with Benchmark Consulting Group, an affiliate of Mr. Woodburn, the Company's President, Chief Financial Officer and Chairman of the Board, pursuant to which Benchmark agreed to advise the Company in connection with the acquisition of, startup of, and/or merger with other companies introduced to, the Company by Benchmark, and any divesture of, the Company's assets, subsidiaries, or the sale of, the Company itself. The Company issued to Benchmark options to purchase an aggregate of 30,000 shares of Common Stock at an exercise price of $1.10 per share. In September 2002, such options were assigned to the LaCore and Woodburn Partnership, a general partnership. See "Option Agreements" below.

Option Agreements
-----------------

         On January 18, 2001, the Company granted an option (the "LaCore Option") to Mr. LaCore, the Chief Executive Officer of Lexxus International, Inc. and a director of the Company. The LaCore Option provided Mr. LaCore with the right to purchase 30,000 shares of the Company's Common Stock at an exercise price of $1.10 per share for period of ten (10) years. In addition, the LaCore Option provided Mr. LaCore with certain non-dilution protection. In the event that the Company issued shares of Common Stock or securities exercisable or exchangeable for, or convertible into, shares of Common Stock, the LaCore Option automatically became exercisable for additional shares of Common Stock such that the option holder had the right to purchase a total number of shares of Common Stock equal to ten (10%) of the number of shares of the Company's Common Stock outstanding on fully diluted basis (the "Additional Shares"). The exercise price for the Additional Shares was equal to the amount paid by investors for the additional shares issued by the Company. As of October 14, 2002, the LaCore Option was amended (i) to delete the non-dilution provisions and (ii) to fix the exercise price at $1.10 per share (the original exercise price). As a result, the LaCore Option, as amended, is presently exercisable for 30,000 shares of Common Stock at an exercise price of $1.10 per share.

         As of October 14, 2002, in exchange for Mr. LaCore's execution of the amendment to the LaCore Option and as compensation for Mr. LaCore's exemplary performance of his duties as CEO of Lexxus International, Inc., the Company granted to Mr. LaCore options exercisable for 570,000 shares of Common Stock at an exercise price of $1.00 per share (the "New LaCore Option"). The New LaCore Option is exercisable for a period of ten (10) years and contains cashless exercise provisions, but does not contain any anti-dilution provisions.

         On January 18, 2001, the Company granted an option (the "Benchmark Option") to Benchmark Consulting Group, an affiliate of Mr. Woodburn, the Company's President, Chief Financial Officer and Chairman of the Board. The Benchmark Option provided Benchmark Consulting Group with the right to purchase 30,000 shares of the Company's Common Stock at an exercise price of $1.10 per share for period of ten (10) years. In addition, the Benchmark Option provided Benchmark Consulting Group with certain non-dilution protection. In the event that the Company issued shares of Common Stock or securities exercisable or exchangeable for, or convertible into, shares of Common Stock, the Benchmark Option automatically became exercisable for additional shares of Common Stock such that the option holder had the right to purchase a total number of shares of Common Stock equal to ten (10%) of the number of shares of the Company's Common Stock outstanding on fully diluted basis (the "Additional Shares"). The exercise price for the Additional Shares was equal to the amount paid by investors for the shares issued by the Company. As of October 14, 2002, the Benchmark Option was amended (i) to delete the non-dilution provisions and (ii) to fix the exercise price at $1.10 per share (the original exercise price). As a result, the Benchmark Option, as amended, is presently exercisable for 30,000 shares of Common Stock at an exercise price of $1.10 per share. In September 2002, the Benchmark Option was assigned to the LaCore and Woodburn Partnership, a general partnership owned by Messrs. LaCore and Woodburn (the "Partnership").

         As of October 14, 2002, in exchange for the Partnership's execution of the amendment to the Benchmark Option and as compensation for Mr. Woodburn's exemplary performance of his duties as President and Chief Financial Officer of the Company, the Company issued to the Partnership options exercisable for 570,000 shares of Common Stock at an exercise price of $1.00 per share (the "Partnership Option"). The Partnership Option is exercisable for a period of ten
(10) years and contains cashless exercise provisions, but does not contain any anti-dilution provisions.


         Security Ownership Of Certain Beneficial Owners And Management
         --------------------------------------------------------------

         The following table sets forth certain information known to us with respect to beneficial ownership of the Common Stock as of April 15, 2003 by (i) each stockholder that we know is the beneficial owner of more than 5% of the Common Stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table set forth under "Compensation of Executive Officers " and (iv) all executive officers and directors as a group. We have relied exclusively upon information provided to us by our directors and executive officers and copies of documents sent to us that have been filed with the Securities and Exchange Commission by others for purposes of determining the number of shares each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them. Percentage ownership in the table below is based on 4,628,731 shares of Common Stock outstanding as of April 15, 2003. Shares of our stock subject to options or warrants that are exercisable within 60 days of the April 15, 2003 are also deemed outstanding for purposes of calculating the percentage ownership of that person, and if applicable, the percentage ownership of executive officers and directors as a group, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.

                                         Amount and
                                          Nature of                Percentage
Name and Address                         Beneficial                  (%) of
of Beneficial Owner(1)                    Ownership                  Class
----------------------                    ---------                  -----

Mark D. Woodburn(2)                       612,954(3)                  13.2%

Terry LaCore(4)                         1,212,954(5)                  26.2%

The Endeavor Capital                      416,598                      9.0%
Investment Fund SA
Cumberland House
27 Cumberland Street
Nassau, New Providence
the Bahamas

NuEworld.com                              360,000                      7.8%
Commerce, Inc.
2255 Glades Road
Suite 219A
Boca Raton, Florida  33431

Directors and Officers                  1,212,954(3)(5)               26.2%
  as a Group (2 persons)

------------------

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Natural Health Trends Corp., 5605 N. MacArthur Blvd. 11th Floor, Irving, Texas 75038
(2) Mr. Woodburn serves as the President, Chief Financial Officer, Secretary and a Director of the Company.
(3) Includes (i) 12,954 shares held by the LaCore and Woodburn Partnership, a general partnership with respect to which Mr. Woodburn is a general partner and (ii) 600,000 shares of Common Stock issuable upon the exercise of options held by the LaCore and Woodburn Partnership.
(4) Mr. LaCore is the CEO of Lexxus International, Inc., a subsidiary of the Company, and is a director of the Company.
(5) Includes (i) 12,954 shares held by LaCore and Woodburn Partnership, a general partnership with respect to which Mr. LaCore is a general partner, (ii) 600,000 shares issuable upon the exercise of options held by the LaCore and Woodburn Partnership, and (iii) 600,000 shares issuable upon the exercise of options held by Mr. LaCore.

Certain Transactions

         During 2002 the Company paid to Marketvision, Inc. approximately $1,121,000 for software development. Terry LaCore, CEO of our Lexxus International subsidiary, is a minority shareholder of Marketvision, Inc.

See "Consulting Agreement" and "Option Agreements" for other related party transactions.

         The Company believes that the transactions between the Company and any of the officers, directors and/or five percent (5%) shareholders have been on terms no less favorable to the Company than could have been obtained from independent third parties. Future transactions, if any, between the Company and any of its officers, directors, and/or five percent (5%) shareholders will be on terms no less favorable to the Company than could be obtained from independent third parties and will be approved by a majority of the independent, disinterested directors. In addition, any forgiveness of indebtedness of officers, directors or five percent (5%) shareholders will be approved by a majority of disinterested directors who do not have an interest in the transactions and who have access, at the Company's expense, to counsel.

                                  PROPOSAL TWO

                     AMENDMENT OF THE 2002 STOCK OPTION PLAN

         At the 2002 Annual Meeting of Shareholders, the Company's shareholders approved the adoption of the Company's 2002 Stock Option Plan (the "2002 Plan"). The Board of Directors has approved the amendment of the 2002 Plan, subject to shareholder approval, to authorize 225,000 additional shares for future awards (the "2002 Plan Proposal").

         Since we anticipate hiring additional personnel to manage our dramatic growth and we would like to properly reward the efforts of current and future management and employees, the Board of Directors believes it is appropriate and necessary at this time to authorize additional shares for future awards. Authorization of these additional shares will allow grants to employees, consultants and directors in the furtherance of the Company's goal of continuing to achieve significant gains in shareholder value and operating results.

         The Company intends to continue awarding options in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates. The following is a summary of the principal features of the 2002 Plan. The summary is qualified in its entirety by reference to the complete text of the 2002 Plan, as proposed to be amended. The proposed amendment to the 2002 Plan is set forth as Annex B to this Proxy Statement.

Description of the 2002 Plan

         The maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 2002 Plan is one million (1,000,000) shares. The 2002 Plan Proposal would authorize the use of up to an additional 225,000 shares of the Company's Common Stock for a total of 1,225,000 shares of Common Stock being subject to the 2002 Plan. Shares issuable under the 2002 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

         Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), the 2002 Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the 2002 Plan, by such committee (the "Plan Administrator"). Except for the terms and conditions explicitly set forth in the 2002 Plan, and subject to applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

         Options granted under the 2002 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Code or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an optionee's lifetime, any Incentive Options granted under the Plan are personal to such optionee and are exercisable solely by such optionee.

         The Plan Administrator can determine at the time the Option is granted in the case of Incentive Options, or at any time before exercise in the case of Non-Incentive Options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an Option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed notice of exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed notice of exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the Option exercise price.

         To the extent permitted by applicable law, the Plan Administrator may also permit any participant to pay the option exercise price upon exercise of an Option by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any federal, state and local income and employment tax liability incurred by the participant in connection with the option exercise.

         Upon a merger or consolidation in which securities possessing more than 25% of the total combined voting power of the Company's outstanding securities are transferred to a person different from the person holding those securities immediately prior to such transaction, the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company the sale, transfer or other disposition of all or substantially all of the Company's assets to an unrelated entity, or a change in the identity of more than three (3) directors over a two-year period each, a ("Corporate Transaction"), any award carrying a right to exercise that was not previously exercisable shall become fully exercisable; the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse; and any performance conditions imposed with respect to awards shall be deemed to be fully achieved. Notwithstanding the foregoing, any Option granted to an employee shall not become fully vested until such time as the employee experiences an involuntary termination of employment (other than on account of misconduct).

         Incentive Options granted under the 2002 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Plan Administrator may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

         Additional rules apply under the Code to the grant of Incentive Options. For instance, an Incentive Option must be exercised within 10 years after the date of grant, unless granted to an individual owning more than 10% of the Company's stock, in which case the exercise period may not exceed five (5) years. Similarly, an Incentive Option must be granted at an exercise price that equals or exceeds 100% of the fair market value of the underlying stock at the time of grant, a threshold that is increased to 110% of such fair market value in the case of a grant to an individual owning more than 10% of the Company's stock.

         For federal income tax purposes, the grant to an optionee of a Non-Incentive Option generally will not constitute a taxable event to the optionee or to the Company. Upon exercise of a Non-Incentive Option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to federal income tax withholding. Upon recognition of income by the optionee, the Company may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the Non-Incentive Option. Upon the subsequent sale of the Common Stock received upon exercise of the Non-Incentive Option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his tax basis in the Common Stock, which may be a long-term capital gain or loss if the optionee holds the Common Stock for more than one year from the exercise date.

         For federal income tax purposes, in general, neither the grant nor the exercise of an Incentive Option will constitute a taxable event to the optionee or to the Company, assuming the Incentive Option qualifies as an "incentive stock option" under Code ss.422. If an optionee does not dispose of the Common Stock acquired upon exercise of an Incentive Option during the statutory holding period, any gain or loss upon subsequent sale of the Common Stock will be a long-term capital gain or loss, assuming the shares represent a capital asset in the optionee's hands. The statutory holding period is the later of two years from the date the Incentive Option is granted or one year from the date the Common Stock is transferred to the optionee pursuant to the exercise of the Incentive Option. If the statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the Incentive Option or the subsequent sale of the Common Stock received upon exercise thereof. If the statutory holding period requirement is not satisfied, the optionee will recognize compensation income taxable as ordinary income on the date the Common Stock is sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the Common Stock on that date less the amount paid by the optionee for such Common Stock, or (ii) the amount realized on the disposition of the Common Stock less the amount paid by the optionee for such Common Stock; the Company may then claim a deduction for the amount of such compensation income.

         The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

         The Board may amend, alter, suspend, discontinue or terminate the 2002 Plan at any time, except that any such action shall be subject to shareholder approval at the annual meeting following such Board action if such shareholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for shareholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 2002 Plan may materially impair the rights of any participant with respect to any vested Option granted before amendment without such participant's consent. Unless terminated earlier by the Board, the 2002 Plan shall terminate upon the earliest to occur of (i) November 17, 2012, or (ii) the date on which all shares of Common Stock available for issuance under the 2002 Plan shall have been issued as vested shares. Upon such 2002 Plan termination, all Options and unvested stock issuances outstanding under the 2002 Plan shall continue to have full force and effect in accordance with the provisions of the agreements.

New Plan Benefits
-----------------

         It is presently not determinable as to whether any benefits or amounts will be received by or allocated to the Company's executive officers, directors or employees. Currently, none of the Company's executive officers, directors or employees have received benefits or amounts under the 2002 Plan.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends a vote FOR approval of the amendment of the 2002 Plan. Unless marked to the contrary, proxies received from shareholders will be voted in favor of the amendment to the 2002 Plan.

                                 PROPOSAL THREE

             RATIFICATION OF THE APPOINTMENT OF SHERB & CO., LLP AS
             ------------------------------------------------------
         INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR
         --------------------------------------------------------------
                            ENDED DECEMBER 31, 2003
                            -----------------------

         The Board of Directors concluded that the continued engagement of Sherb & Co., LLP as the Company's independent public accountants for the fiscal year ended December 31, 2003 was in the best interest of the Company. The affirmative vote of the holders of a majority of the total votes cast on this proposal is needed to ratify the appointment of the firm of Sherb & Co., LLP as independent public accountants for the Company. The Company has been advised that a representative of Sherb & Co., LLP will be present at the meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Sherb & Co., LLP as independent public accountants for the Company. Unless marked to the contrary, proxies received from shareholders will be voted in favor of the ratification of the appointment of Sherb & Co., LLP as independent public accountants for the Company for fiscal year ended December 31, 2003.

SHAREHOLDER PROPOSALS AND SUBMISSIONS
FOR THE COMPANY'S 2004 ANNUAL MEETING

If any shareholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the 2004 Annual Meeting of Shareholders, that proposal must be presented to the Company's Secretary prior to December 31, 2003.

Upon the written or oral request by any shareholder, the Company undertakes to deliver, without charge to the requesting shareholder, a copy of the Company's Quarterly Reports on Form 10-QSB incorporated by reference in this Proxy Statement. Requests should be directed to the Company at 5605 N. MacArthur Boulevard, 11th Floor, Irving, Texas 75038, and the telephone number is 972-819-2035.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.


                                           NATURAL HEALTH TRENDS CORP.


April 25, 2003                             By: /s/ MARK D. WOODBURN
                                           -------------------------------------
                                           Mark D. Woodburn
                                           President and Chief Financial Officer

                                                                         ANNEX A


                           NATURAL HEALTH TRENDS CORP.
                             AUDIT COMMITTEE CHARTER
                             -----------------------

I.       PURPOSE

         The primary functions of the Audit Committee (the "Committee") are to assist the Board of Directors in monitoring (i) the Company's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, replacement, compensation and performance of the Company's registered public accounting firm.

         The term "registered public accounting firm" as used herein (i) initially shall mean the independent accounting firm serving as the Company's auditors and (ii) after the date when the rules of the Securities and Exchange Commission ("SEC") require the Company's auditors to be registered with the Public Company Accounting Oversight Board (the "Accounting Board"), shall mean the public accounting firm registered with the Accounting Board which performs the auditing function for the Company.

         Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. It is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Company management, and subject to audit by the Company's registered public accounting firm.

II.      COMPOSITION AND INDEPENDENCE

         The Committee shall consist of two or more directors of the Company. A majority of the members on the Committee shall meet the independence and other qualification requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations thereunder and the applicable rules of the stock exchange or stock market on which the Company's securities are traded or quoted, subject to any permitted exceptions thereunder. To the extent available, at least one of the Committee members must qualify as an "audit committee financial expert", as defined by applicable rules.

         Committee members, including the chairperson, shall be elected by the Board at the annual meeting of the Board of Directors on the recommendation of the Corporate Governance Committee. Members shall serve until their successors shall be duly elected and qualified.

III.     MEETINGS AND PROCEDURES

         The Audit Committee shall meet at least four times per year, or more frequently as circumstances require. The Committee may request that members of management, representatives of the registered public accounting firm and others attend meetings and provide pertinent information, as necessary. In order to foster open communications, the Committee shall meet at such times as it deems appropriate or as otherwise required by applicable law, rules or regulations in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

         Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the Company's By-laws, unless otherwise stated by resolution of the Board of Directors.

IV.       Responsibilities and Duties

          A.       General Matters

     1. The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting) engaged for the purpose of preparing or issuing its audit report or related work. The registered public accounting firm shall report directly to the Committee.

     2. To the extent required by applicable law, rules and regulations, the Committee shall pre-approve all auditing services and non-audit services (including the fees and terms thereof) permitted to be provided by the Company's registered public accounting firm contemporaneously with the audit, subject to certain de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which may be approved by the Committee prior to the completion of the audit.

     3. The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee shall determine the extent of funding necessary for payment of compensation to (i) the registered public accounting firm for the purpose of rendering or issuing the annual audit report or related work or performing other audit review or attest services for the Company, and (ii) any independent counsel and other advisers retained to advise the Committee.

     4. The Committee may form subcommittees consisting of one or more members and delegate to such subcommittees authority to perform specific functions, including without limitation pre-approval of audit and non-audit services, if permitted by applicable law, rules and regulations.

     B.   Oversight of the Company's Relationship with the Auditors

          With respect to any registered public accounting firm that proposes to perform audit services for the Company, the Committee shall:

          On an annual basis, review all relationships the registered public accounting firm has with the Company in order to consider and evaluate the registered public accounting firm's continued independence. In connection with its review and discussions, the Committee shall: (i) ensure that the registered public accounting firm submits to the Committee a formal written statement (consistent with Independence Standards Board Standards No. 1, as it may be amended or supplemented, and Section 10A of the Exchange Act) delineating all relationships and services that may impact the objectivity and independence of the registered public accounting firm; (ii) discuss with the registered public accounting firm any disclosed relationship, services or fees (audit and non-audit related) that may impact the objectivity and independence of the registered public accounting firm;
     (iii) review the registered public accounting firm's statement of the fees billed for audit and non-audit related services, which statement shall specifically identify those fees required to be disclosed in the Company's annual proxy statement; and (iv) satisfy itself as to the registered public accounting firm's independence.

          Ensure the rotation of the lead (or coordinating) audit partner and other significant audit partners as required by applicable law, rules and regulations.

          On an annual basis, confirm that the registered public accounting firm is not disqualified by virtue of the fact that any of the Company's chief executive officer, chief financial officer, controller, chief accounting officer (or a person serving in an equivalent position) was employed by that registered public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit of the current year's financial statements.

          Establish with the registered public accounting firm, the scope and plan of the work to be done by the registered public accounting firm as part of the audit for the fiscal year.

     C.   Financial Statements and Disclosure Matters

          With respect to the Company's financial statements and other disclosure matters, the Committee shall:

     1. Review and discuss with management and the registered public accounting firm the Company's quarterly financial statements.

     2. Review and discuss with management and the registered public accounting firm the Company's annual audited financial statements and the report of the registered public accounting firm thereon.

     3. Review and discuss all material correcting adjustments identified by the registered public accounting firm in accordance with generally accepted accounting principles and SEC rules and regulations which are reflected in each annual and quarterly report that contains financial statements, and that are required to be prepared in accordance with (or reconciled to) generally accepted accounting principles under
          Section 13(a) of the Exchange Act and filed with the SEC.

     4. Review and discuss all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses which are required to be disclosed in each annual and quarterly financial report of the Company filed with the SEC.

     5. Discuss with management and the registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any judgments about the quality, appropriateness and acceptability of the Company's accounting principles, significant changes in the Company's selection or application of accounting principles and any other significant changes to the Company's accounting principles and financial disclosure practices which are suggested by the registered public accounting firm or management.

     6. Review with management, the registered public accounting firm, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities with relevant jurisdiction.

     7. The review and discussions hereunder with respect to audits performed by the registered public accounting firm, shall include the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("SAS 61"). These matters include the auditor's responsibility under generally accepted auditing standards, the Company's significant accounting policies, management's judgments and accounting estimates, significant audit adjustments, the auditor's responsibility for information in documents containing audited financial statements (e.g., MD&A), disagreements with management, consultation by management with other accountants, major issues discussed with management prior to retention of the auditor and any difficulties encountered in the course of the audit work.

     8. Receive and review all other reports required under the Exchange Act to be provided to it by the registered public accounting firm including without limitation, reports on (i) all critical accounting policies and practices used by the Company, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm, and (iii) all other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

     9. Following completion of its review of the annual audited financial statements, recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements and the report of the registered public accounting firm thereon be included in the Company's annual report on Form 10-KSB filed with the SEC.

     10. Prepare the Audit Committee report required by the SEC to be included in the Company's annual proxy statement and any other Committee reports required by applicable laws, rules and regulations.

     D.   Internal Audit Function, Disclosure Controls and Internal Controls

          With respect to the Company's internal audit function, disclosure controls and internal controls and procedures for financial reporting:

     1. In consultation with management and the registered public accounting firm, review and assess the adequacy of the Company's internal controls and procedures for financial reporting and the procedures designed to ensure compliance with applicable laws, rules and regulations.

     2. If and when applicable, review management's report on internal controls and procedures for financial reporting purposes required to be included in the Company's Annual Report of Form 10-KSB.

     3. If and when applicable, review the registered public accounting firm's attestation to management's report included in the Annual Report on Form 10-KSB evaluating the Company's internal controls and procedures for financial reporting.

     4. Review and discuss any disclosures made by the Company's CEO and CFO to the Committee (as a result of their evaluation as of the end of each fiscal quarter of the Company's effectiveness of the disclosure controls and procedures and its internal controls and procedures for financial reporting) related to (i) any significant deficiencies in the design or operation of internal controls and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

     5. Establish and review procedures within the time period required by applicable law, rules and regulations for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     E.   Other Miscellaneous Matters

          The Committee shall also have responsibility to:

     1. Review and approve all related-party transactions, unless otherwise delegated to another committee of the Board of Directors consisting solely of independent directors.

     2. If required by applicable law, rules or regulations, review and approve (i) the adoption of and any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made in the manner permitted by SEC rules regarding such change or waiver, unless otherwise delegated to another committee of the Board of Directors consisting solely of independent directors.

     3. Review and discuss with management and the registered public accounting firm the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures (including management's risk assessment and risk management policies).

     4. Review with management and the registered public accounting firm the sufficiency in number and the quality of financial and accounting personnel of the Company.

     5. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes or amendments the Committee deems appropriate.

     6. Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

                                                                         ANNEX B
                       AMENDMENT TO 2002 STOCK OPTION PLAN




                           NATURAL HEALTH TRENDS CORP.
                             2002 STOCK OPTION PLAN


         This Natural Health Trends Corp. 2002 Stock Option Plan (the "2002 Plan") is hereby amended as follows:

         1. Article One, Section V, Paragraph B of the 2002 Plan is amended to read as follows:


Aggregate Limit. The maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 1,225,000 shares.

         2. Except as expressly amended, the provisions of the Plan shall remain in full force and effect.

         3. This Amendment shall be effective immediately upon approval by the Company's Board of Directors and Shareholders of the Company.


                                             Adopted by the Board of Directors
                                             this______day of April 2003.





                                             Approved by the Shareholders
                                             this day of __________, 2003

                                                                           PROXY
                           NATURAL HEALTH TRENDS CORP.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING ONE OF THE BOXES ([FOR] [WITHHOLD AUTHORITY] [AGAINST] OR [ABSTAIN]) NEXT TO EACH OF THE THREE (3) PROPOSALS

                  The undersigned hereby appoint(s) Mark D. Woodburn as a proxy (the "Proxy") for the undersigned, with the power of substitution and resubstitution to vote any and all shares of capital stock of Natural Health Trends Corp. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on May 22, 2003, at 8 A.M. central time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of and proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS NO. 1, 2 AND 3.

1.       ELECTION OF DIRECTORS
         ---------------------

              VOTE

[ ] FOR ALL nominees listed below EXCEPT as marked to the contrary below

[ ] WITHHOLD AUTHORITY to vote for ALL nominees listed below (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

Mr. Mark D. Woodburn, Mr. Terry LaCore, Sir Brian Wolfson, Mr. Randall A. Mason.

2.       APPROVAL OF THE AMENDMENT TO THE 2002 STOCK OPTION PLAN
         -------------------------------------------------------

[ ]           FOR the Amendment of the 2002 Stock Option Plan

[ ]           AGAINST

[ ]           ABSTAIN

3.       RATIFICATION OF THE APPOINTMENT OF SHERB & CO., LLP AS INDEPENDENT
         ------------------------------------------------------------------
PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------

[ ]           FOR the Ratification of the Appointment of Sherb & Co., LLP

[ ]           AGAINST

[ ]           ABSTAIN


         THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE FOUR NOMINEES NAMED IN ITEM 1, (2) FOR THE AMENDMENT OF THE 2002 STOCK OPTION PLAN IN ITEM 2,
(3) FOR THE RATIFICATION OF THE APPOINTMENT OF SHERB & CO., LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR ENDED DECEMBER 31, 2003 IN
ITEM 3 AND (4) IN THE DISCRETION OF THE PROXY ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

         In his discretion, Mark D. Woodburn (or his substitute (s)) is authorized to vote upon such other business as may properly come before the meeting.

         Please mark, sign, date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NATURAL HEALTH TRENDS CORP.

                                            Dated:______________________________


                                            ____________________________________
                                            Signature

                                            ____________________________________
                                            Signature if jointly owned:

                                            ____________________________________
                                            Print name:

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                            IN THE ENCLOSED ENVELOPE